AAM Crescent CLO ETF (CLOC) Listed on NYSE Arca, Inc. Summary Prospectus October 14, 2025 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated October 14, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

AAM Crescent CLO ETF - Fund Summary
Investment Objective
The AAM Crescent CLO ETF (the “Fund”) seeks to provide capital preservation, low correlation to traditional asset classes, and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%
Less: Fee Waiver and/or Expense Reimbursement[2]	0.31%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.18%
1 Estimated for the current fiscal year.
2 The Fund’s investment adviser, Advisors Asset Management, Inc. (“AAM” or the “Adviser”), has contractually agreed to waive a portion of its management fee equal to 0.31% of the Fund’s average daily net assets on the first $100 million of Fund assets until at least December 31, 2026, unless terminated sooner by, or with the consent of, the Fund’s Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$18	$126
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing primarily in collateralized loan obligations (“CLOs”) that are U.S. dollar denominated. CLOs are investment products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, subordinate corporate loans, and bank loans. In addition, some CLOs may hold small positions in corporate bonds. CLOs are generally structured to be exposed to the senior secured loans in a corporate capital structure, which means that the loans comprising the CLO pool have payment priority over unsecured debt and common equity in a default situation. These loans are often issued as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are covenants that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the absence of such covenants, the CLO manager may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels, or take other actions to help mitigate losses.
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in CLOs. The CLOs in which the Fund may invest may be of any maturity or duration that are rated, at the time of purchase, BBB-/Baa3 or higher (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)) or, if unrated, securities deemed by the Fund’s investment sub-adviser, Crescent Capital Group LP (“Crescent” or the “Sub-Adviser”) to be of comparable quality. The Fund allocates its investments across CLO tranches that are investment grade, including both higher-rated senior tranches ( i.e. , AAA, AA, A ratings) and lower-rated mezzanine tranches that are of investment grade quality ( i.e. , BBB+, BBB, BBB- ratings). At any given time, the Fund may increase its exposure to and invest primarily in higher-rated senior tranches or lower-rated mezzanine tranches based on the Sub-Adviser’s assessment of current market conditions and potential investment opportunities. At the time of purchase, the Fund is limited to investing in only investment grade quality CLOs; however, in the event a CLO investment is downgraded to below investment grade ( i.e. , below a BBB-/Baa3 rating) after purchase, the Fund may continue to hold such security, provided that the aggregate value of all CLO investments rated below investment grade does not exceed 5% of the Fund’s total assets. The Sub-Adviser will monitor the credit quality of the CLOs held by the Fund and will consider various factors, including current market conditions and the potential impact on the Fund’s performance, when determining whether to retain or sell a CLO investment that is downgraded to below investment grade after the time of purchase. In addition, the Fund will generally invest in floating-rate CLOs.
The Sub-Adviser applies a top-down approach to selecting investments to purchase and sell. This means the Sub-Adviser evaluates macroeconomic indicators, including prevailing credit cycles and default rate trends, to inform the overall investment strategy. The Sub-Adviser utilizes a liquidity and relative value framework to evaluate for potential investment opportunities in primary ( i.e ., the initial offering for a security) markets for CLOs. The Sub-Adviser then evaluates CLOs in secondary markets ( i.e ., markets where the securities are traded following the initial offering), focusing on vintage, yield, credit rating, and liquidity relative to the Fund’s current investments, and with the goal of providing higher yields with lower defaults than similarly rated fixed income alternatives. The Sub-Adviser monitors the Fund’s investment portfolio on a daily basis and attempts to proactively position investments for changing market conditions, and the Fund may sell or reduce a position when the Sub-Adviser perceives a more attractive investment becomes available or the value of an investment becomes unattractive, taking into consideration current market conditions. The Fund may also sell an investment based on the Sub-Adviser’s re-evaluation of an investment’s credit profile. Although the Sub-Adviser uses due care in analyzing and monitoring the Fund’s investment portfolio, there can be no assurance that such analysis and monitoring will reveal factors that may impair the value of a CLO investment.
The Fund may invest a portion of its assets in cash, cash equivalents, or other short-term instruments, such as U.S. Treasury securities, money market instruments or money market funds, while deploying or raising new capital, for liquidity management purposes, managing redemptions, or for defensive purposes, including navigating unusual market conditions. The Fund may also invest in ETFs to help manage cash flows, maintain desired market exposure, and enhance overall portfolio liquidity.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser relies on quantitative and qualitative data that may prove to be incorrect or incomplete.

•Bank Loans Risk. The CLOs in which the Fund invests are typically collateralized by bank loans. Bank loans are typically originated and structured by banks and institutions on behalf of corporate borrowers. Bank loans are typically distributed by the arranging banks and private client lenders to investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, insurance companies and finance companies. Investments in bank loans may expose the Fund to different risks, including liquidity risk, price volatility, ability to restructure loans, credit risks and less protective loan documentation.
•CLO Leverage Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged.
•CLO Manager Risk. The Fund intends to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing, and replacing the underlying bank loans within a CLO. There can be no guarantee that any collateral manager will continue to manage such CLO through the life of the investment. Collateral managers are subject to removal or replacement by other holders of CLO securities or may voluntarily resign or may be acquired by another firm.
•CLO Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). At certain times, this Fund may increase its exposure to and invest primarily in BBB+, BBB, and BBB- rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
◦Mezzanine CLO Risk. At certain times, the Fund may invest primarily in BBB+, BBB, BBB- rated tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinated CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. In a CLO structure, senior tranches have payment priority over mezzanine tranches.
•Covenant Lite Loan Risk. The Fund may obtain exposure to loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
•Debt Securities Risk. The Fund’s investment in debt securities may subject it to the following risks:
◦Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e. redeem or refinance) the securities issued by the CLO partially or in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions (i.e. at lower spreads), which could cause a decline in the Fund’s income.
◦Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates.

◦Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares.
◦Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which may result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to inflationary trends and the effect of government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.
◦Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities.
◦Loan Prepayment Risk. This is the risk that a borrower will prepay some or the entire principal owed to the Fund. If that happens, the Fund may have to replace the security by investing the proceeds in a security with a lower yield. This could reduce the share price and income distributions of the Fund.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. When the Fund’s investment strategy requires it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
◦Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although shares of the Fund are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
• Extended Settlement Risk. CLOs purchased in the primary market (rather than from the secondary market) typically experience extended or delayed settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities may be less liquid than CLOs available on the secondary market. As a result, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
• Income Risk. The Fund’s income may decline if interest rates fall. This decline in income would occur because the CLO debt instruments held by the Fund generally all have floating or variable interest rates.
•Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
• Primary Market Issued Securities Risk. The Fund may invest in primary market issued securities or “primaries.” Primaries may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Primaries may be volatile in price due to the absence of a prior trading market, limited quantities available, and an extended settlement period. During periods of higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. Primaries may be less liquid and have longer settlement periods than CLOs purchased on the secondary market.
•Other Investment Companies Risk. The risks of investing in other ETFs typically reflect the risks associated with the investment strategies of the other ETFs and the types of instruments in which the other ETFs invest. By investing in another ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the other ETF. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the “ETF Risks” described above.
•Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market.
• Secondary Market Issued Securities Risk. The Fund may invest in secondary market issued securities. There is no guarantee that a secondary market will exist or be maintained for any given CLO security. The price of a CLO tranche in the secondary market can fluctuate based on supply and demand, credit quality, spreads, and market conditions and may trade above or below the price offered by the issuer in the primary market, which is typically based on a spread over a benchmark rate. In addition, CLOs purchased in the secondary market are subject to risks associated with the quality of the seller of the CLO tranche in addition to the quality of the CLO manager that issued the CLO tranche.
•Valuation Risk. The CLO securities in which the Fund invests may be priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more unreliable. The tranches of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.aamlive.com/ETF.

Portfolio Management

Adviser	Advisors Asset Management, Inc.
Sub-Adviser	Crescent Capital Group LP
Portfolio Managers
Wayne Hosang, Managing Director and Portfolio Manager for Crescent, John Fekete, Managing Director and Head of Tradeable Credit for Crescent, and James Guido, Vice President, Trader and Assistant Portfolio Manager for Crescent have been portfolio managers for the Fund since its inception in October 2025.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aamlive.com/ETF.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.